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                                                                   Exhibit 10.1

                                      2004
                                    AMENDMENT
                                       TO
                          LANCASTER COLONY CORPORATION
                  EXECUTIVE EMPLOYEE DEFERRED COMPENSATION PLAN


         WHEREAS, Lancaster Colony Corporation, an Ohio corporation ("Lancaster Colony"), established effective as of January 1, 2000, a deferred compensation plan for certain of its and its subsidiaries employees which is known as the Lancaster Colony Corporation Executive Employee Deferred Compensation Plan (the "Plan"); and

         WHEREAS, the recently enacted American Jobs Creation Act of 2004 added, effective January 1, 2005, a new Section 409A to the Internal Revenue Code of 1986, as amended ("Section 409A"); and

         WHEREAS, Section 409A significantly impacts the Plan with respect to deferrals of compensation and the crediting of earnings for Plan Years commencing after December 31, 2004; and

         WHEREAS, in view of the many uncertainties of Section 409A, Lancaster Colony desires to amend the Plan to freeze all Deferred Compensation Accounts under the Plan as of December 31, 2004; and

         WHEREAS, Section 10.1 of the Plan permits such amendment.

         NOW, THEREFORE, effective December 31, 2004, the Plan is amended as follows:

                  1. Section 4.1 is amended by the addition of the following sentence at the end thereof:

                           "Notwithstanding the foregoing, no Participant may make a deferral election for the Plan Year commencing January 1, 2005 or any Plan Year thereafter, and no Deferred Compensation Agreements will be accepted by the Committee with respect to post-December 31, 2004 Compensation (i.e., Compensation earned on and after January 1, 2005)."

                  2. Section 5.2 is amended by the addition of the following sentence at the end thereof:

                           "Notwithstanding the foregoing, no hypothetical earnings will be credited to any Participant's Deferred Compensation Account for any Plan Year commencing after December 31, 2004."

         IN WITNESS WHEREOF, Lancaster Colony has caused this 2004 Amendment to the Plan to be executed this 31st day of December 2004, effective as of December 31, 2004.


                                                   LANCASTER COLONY CORPORATION

                                                   By: /s/ John L. Boylan
                                                       ---------------------

                                                   Title: Treasurer
                                                          ------------------